UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2008
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2131 Palomar Airport Road, Suite 300 Carlsbad, California	92011
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 602-8422
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 19, 2007, Ardea Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”), for the private placement of 3,018,868 newly issued shares of the Company’s common stock (the “Private Placement”). In connection with the Private Placement, the Company entered into a Registration Rights Agreement dated December 19, 2007, with the Purchasers (the “2007 Registration Rights Agreement”) granting the Purchasers certain registration rights with respect to the shares of the Company’s common stock purchased pursuant to the Securities Purchase Agreement.
On January 4, the Company entered into a new Registration Rights Agreement (the “2008 Registration Rights Agreement”) with the Purchasers affiliated with Baker Brothers Investments (the “Baker Purchasers”). Under the 2008 Registration Rights Agreement, the Baker Purchasers waived all of their rights under the 2007 Registration Rights Agreement and the Company agreed to provide the Baker Purchasers with alternative registration rights providing for the later registration of the shares purchased by the Baker Purchasers in the Private Placement. Specifically, the Company has agreed that after June 20, 2008, within 30 days of the date (the “Notice Date”) when a demand for registration is sent by the Baker Purchasers to the Company, the Company will file a registration statement with the Securities and Exchange Commission (“SEC”) to register for resale the shares issued to such Baker Purchasers pursuant to the Securities Purchase Agreement. Such registration statement is required to become effective within 90 days following the Notice Date (or, in the event the SEC reviews and has written comments to the registration statement, then within 120 days following the Notice Date). The Company will be required to pay certain cash as liquidated damages if it does not meet its registration obligations under the 2008 Registration Rights Agreement.
The 2008 Registration Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the 2008 Registration Rights Agreement herein is qualified in its entirety by reference to the full text of the 2008 Registration Rights Agreement attached hereto.
According to the Baker Purchasers’ Schedule 13D/A, filed with the SEC on December 21, 2007, following the Private Placement the Baker Purchasers and their affiliates held approximately 28.6% of the outstanding common stock of the Company on an as converted basis.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Document Description
10.1	Registration Rights Agreement, dated January 4, 2008, by and among Ardea Biosciences, Inc. and the stockholders listed on the signature pages thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.

Date: January 10, 2008	/s/ Barry Quart
Barry D. Quart, Pharm. D
Chief Executive Officer

EXHIBIT LIST

Exhibit Number	Document Description
10.1	Registration Rights Agreement, dated January 4, 2008, by and among Ardea Biosciences, Inc. and the stockholders listed on the signature pages thereto.